UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2008

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-14565

            Tennessee                                  62-0634010
            ---------                                  ----------
   (State or Other Jurisdiction                     (I.R.S. Employer
        of Incorporation)                           Identification No.)

                 4300 New Getwell Road, Memphis, Tennessee 38118
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                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         In August 2007, Fred's, Inc. appointed Bruce A. Efird (age 48) President of the Company. Efird joined the Company on September 22, 2007, and on January 17, 2008, the Company finalized his employment agreement. The initial term of the employment agreement is two years commencing on September 22, 2007, with automatic extensions of one-year periods thereafter unless either party shall have given to the other written notice of termination.

         Efird's annual base salary is $595,000 and he is eligible to receive an incentive bonus of 40% to 100% of this amount. He also is entitled to receive certain stock options and a grant of restricted common stock, relocation assistance, and other customary employment benefits. His agreement also imposes various obligations upon the Company in the event of certain changes in the circumstances of Mr. Efird's employment at the Company.

         From October 2005 until August 2007, Efird was Executive Vice President-Merchandising for Meijer, Inc., a leading supercenter retailer in the Midwest with more than $13 billion in sales. There he was responsible for all merchandising functions, including softlines, home furnishings, drugstore, general merchandise, groceries and perishables. He also was in charge of marketing and advertising functions as well as pricing and e-commerce for the chain's 179 stores across a five-state area. From 1997 until October 2005, Efird was with Bruno's Supermarkets, Inc. in Birmingham, Alabama, and served as Senior Vice President of Merchandising from 1999 through 2003 and Executive Vice President/General Manager thereafter.

         There were no arrangements or understandings between Efird and any other person pursuant to which he was selected as an officer. There also are no family relationships between Efird and any director or executive officer of the Company.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     (d)       Exhibits.

               99.1   Employment contract of Bruce A. Efird dated January 17,
                      2008.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FRED'S, INC.
                                   (Registrant)


Date:  March 24, 2008              By:  /s/        Jerry A. Shore
                                        ----------------------------------------
                                                   Jerry A. Shore
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibit(s)
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 99.1        Employment contract of Bruce A. Efird dated January 17, 2008.